UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 Current Report

                      PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934.

            Date of Report (Date of Earliest event reported):
                                 December 31, 2009

                                Safer Shot, Inc.
           (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                  (State or other jurisdiction of incorporation)

                                   000-28769
                             (Commission File Number)

                                  20-2393338
                       (IRS Employer Identification No.)

                              1658 East 5600 South
                           Salt Lake City, Utah 84121
     (Address of principal United States executive offices and Zip Code)

                                 (406)531-9335
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
 / / Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
 / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
 / / Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
 / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND
                               FINANCIAL STATEMENTS

Item 4.01. 	Changes in Registrant's Certifying Accountant.

On January 4, 2010, we engaged new auditors as our independent accountants to audit our financial statements. Our Board of Directors approved the change of accountants to HAMILTON PC. Pollard-Kelley, the company's previous auditor, resigned on December 31, 2009.

During our 2009 fiscal year, and any subsequent interim periods preceding the change in accountants, there were no disagreements with Pollard-Kelley on any matter of accounting principles or practices, financial statement disclosure, or auditing scope procedure. The report on the financial statements prepared by Pollard-Kelley, for the 2008 fiscal year did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles except that Pollard-Kelley, expressed in their report substantial doubt about our ability to continue as a going concern. We have engaged the firm of HAMILTON PC, as of January 4, 2010. HAMILTON PC was not consulted on any matter relating to accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements.


                   SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

At a special meeting of the shareholders on January 28, 2010, a majority of the shareholders voted to remove Kevin Kading as a director. Mr. Kading's term was to expire April 30, 2010. The shareholders in a further action elected John Lund to serve as director until April 30, 2011.

 John Lund

Since 2003, Mr. Lund has served as the Chief of Staff of Invizeon Corporation. At Invizeon Mr. Lund advised the CEO and senior executives on various matters including strategic planning, operations, restructuring and effective leadership. Additionally, Mr. Lund negotiated various vender contracts and established alliances and partnership agreements as well as raising financing for operating costs. Mr. Lund also represented the company at national and regional meetings, conventions and trade shows. Prior to working at Invizeon, Mr. Lund was the President and Owner of A.C.T., Inc., a management consulting firm.


Date: February 2, 2010

                SAFER SHOT, INC.

                     John Lund
         By /s/----------------------
                     John Lund
                     Director